Exhibit 99.1

Investors & Reporters May Contact:
Matt Pettoni
VP & Treasurer
(770) 418-8219
ir@asburyauto.com

ASBURY AUTOMOTIVE GROUP ANNOUNCES RECORD
2016 FOURTH QUARTER AND FULL-YEAR FINANCIAL RESULTS

Fourth quarter EPS from continuing operations of $3.08 per diluted share and full year EPS from continuing operations of $7.40 per diluted share
Record fourth quarter adjusted EPS from continuing operations of $1.56 per diluted share (a non-GAAP measure), up 19% over adjusted prior year quarter
Record full year 2016 adjusted EPS from continuing operations of $6.08 per diluted share (a non-GAAP measure), up 9% over adjusted prior year

Duluth, GA, February 7, 2017 - Asbury Automotive Group, Inc. (NYSE: ABG), one of the largest automotive retail and service companies in the U.S., today reported net income for the fourth quarter 2016 of $67.1 million, or $3.08 per diluted share, compared to $41.1 million, or $1.64 per diluted share in the prior year quarter. It also reported adjusted income from continuing operations (a non-GAAP measure) for the fourth quarter 2016 of $34.0 million, or $1.56 per diluted share, compared to $32.8 million, or $1.31 per diluted share, in the prior year quarter, a 19% increase in adjusted earnings per share.
Income from continuing operations for the fourth quarter 2016 was adjusted for a $45.5 million pre-tax gain on divestitures, $6.6 million pre-tax legal settlements benefit, $0.5 million pre-tax real estate related impairment charges, and $0.9 million benefit from discrete tax items. In total, these adjustments increased our earnings per share by $1.52 for the fourth quarter of 2016. Income from continuing operations for the fourth quarter 2015 was adjusted for a $13.5 million pre-tax gain on divestitures, or $0.34 per diluted share. See attached reconciliation for reported adjustments related to both of these periods.
Total revenue for the fourth quarter was $1.7 billion, up 2% from the prior year period; total revenue on a same-store basis (a non-GAAP measure) was up 5% from the prior year period.

Fourth Quarter 2016 Operational Summary
Same store:

•	Total revenues increased 5%; gross profit increased 5%

•	New vehicle revenue increased 3%; gross profit down 5%

•	Used vehicle retail revenue up 7%; gross profit up 1%

•	Finance and insurance revenue up 8%

•	Parts and service revenue up 8%; gross profit up 9%

All store:

•	SG&A as a percentage of gross profit improved 120 basis points to 69.3%

•	Total company adjusted income from operations (a non-GAAP measure) as a percentage of revenue was 4.4%, up 20 basis points

•	Adjusted EPS from continuing operations up 19%

Strategic Highlights:

•	Repurchased $50 million of common stock during Q4 and $212 million for the full year 2016

•	Exited the Arkansas market; sold four stores representing five franchises in Q4 2016

•	Acquired a Chevy franchise and an Isuzu truck franchise in Indianapolis, Indiana in Q1 2017

“We closed 2016 with a strong performance, delivering 19% adjusted EPS growth in the fourth quarter,” said Craig Monaghan, Asbury's President and Chief Executive Officer. “We continue to execute our two-part strategy: driving operational excellence and deploying capital to its highest returns.  In 2016, in a flat SAAR environment, we strengthened our dealership portfolio, repatriated over $200 million of capital to our shareholders, and grew adjusted EPS 9%."
“We continue to grow our parts and service business, delivering same store parts and service gross profit growth of 9% for the quarter,” said Asbury's Executive Vice President and Chief Operating Officer, David Hult. “In addition, we were able to grow our F&I per vehicle to approximately $1,500 and deliver 120 basis points improvement in SG&A as a percentage of gross profit. This was a direct result of our team’s hard work and commitment to continuous improvement.”
For the full year 2016, the Company reported net income of $167.2 million, or $7.40 per diluted share, compared to net income of $169.2 million, or $6.41 per diluted share in the prior year period.  Adjusted income from continuing operations (a non-GAAP measure) for 2016 was $137.3 million, or $6.08 per diluted share, compared to $147.0 million, or $5.57 per diluted share in the prior year, a 9% increase in adjusted earnings per share.
Total revenue for the full year 2016 was $6.5 billion, down 1% from the prior year period principally attributable to strategic divestitures over the past year; total revenue on a same-store basis (a non-GAAP measure) was up 2% from the prior year period.
The conference call will be simulcast live on the Internet and can be accessed by logging onto www.asburyauto.com or www.ccbn.com. A replay will be available at these sites for 30 days.

In addition, a live audio of the call will be accessible to the public by calling (719) 325-4812 (domestic), or (877) 857-6176 (international); passcode - 2230163. Callers should dial in approximately 5 to 10 minutes before the call begins.
A conference call replay will be available two hours following the call for seven days, and can be accessed by calling (888) 203-1112 (domestic), or (719) 457-0820 (international); passcode - 2230163.
About Asbury Automotive Group, Inc.
Asbury Automotive Group, Inc. ("Asbury"), a Fortune 500 company headquartered in Duluth, GA, is one of the largest automotive retailers in the U.S. Asbury currently operates 79 dealerships, consisting of 95 franchises, representing 29 domestic and foreign brands of vehicles. Asbury also operates 24 collision repair centers and 2 stand-alone used vehicle stores. Asbury offers customers an extensive range of automotive products and services, including new and used vehicle sales and related financing and insurance, vehicle maintenance and repair services, replacement parts and service contracts.
Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements other than historical fact, and may include statements relating to goals, plans, market conditions and projections regarding Asbury's financial position, liquidity, results of operations, market position and dealership portfolio, and other initiatives and future business strategy. These statements are based on management's current expectations and beliefs and involve significant risks and uncertainties that may cause results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, market factors, Asbury's relationships with, and the financial and operational stability of, vehicle manufacturers and other suppliers, acts of God or other incidents which may adversely impact supply from vehicle manufacturers and/or present retail sales challenges, risks associated with Asbury's indebtedness (including available borrowing capacity, compliance with its financial covenants and ability to refinance or repay such indebtedness, on favorable terms), Asbury's relationships with, and the financial stability of, its lenders and lessors, risks related to competition in the automotive retail and service industries, general economic conditions both nationally and locally, governmental regulations, legislation, adverse results in litigation and other proceedings, and Asbury's ability to execute its IT initiatives and other operational strategies, Asbury's ability to leverage gains from its dealership portfolio, Asbury's ability to capitalize on opportunities to repurchase its debt and equity securities or purchase properties that it currently leases, and Asbury's ability to stay within its targeted range for capital expenditures. There can be no guarantees that Asbury's plans for future operations will be successfully implemented or that they will prove to be commercially successful.
These and other risk factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements are and will be discussed in Asbury's filings with the U.S. Securities and Exchange Commission from time to time, including its most recent annual report on Form 10-K and any subsequently filed quarterly reports on Form 10-Q. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

ASBURY AUTOMOTIVE GROUP, INC.
CONSOLIDATED STATEMENTS OF INCOME (In millions, except per share data)
(Unaudited)

	For the Three Months Ended December 31,		Increase (Decrease)	% Change
	2016	2015
REVENUE:
New vehicle	$935.6	$931.8	$3.8	—%
Used vehicle:
Retail	420.3	407.7	12.6	3%
Wholesale	48.6	50.0	(1.4)	(3)%
Total used vehicle	468.9	457.7	11.2	2%
Parts and service	193.6	185.2	8.4	5%
Finance and insurance, net	68.4	65.8	2.6	4%
TOTAL REVENUE	1,666.5	1,640.5	26.0	2%
GROSS PROFIT:
New vehicle	47.4	50.5	(3.1)	(6)%
Used vehicle:
Retail	29.6	30.5	(0.9)	(3)%
Wholesale	(2.1)	(1.1)	(1.0)	(91)%
Total used vehicle	27.5	29.4	(1.9)	(6)%
Parts and service	121.3	114.7	6.6	6%
Finance and insurance, net	68.4	65.8	2.6	4%
TOTAL GROSS PROFIT	264.6	260.4	4.2	2%
OPERATING EXPENSES (INCOME):
Selling, general and administrative	183.3	183.5	(0.2)	—%
Depreciation and amortization	7.7	7.5	0.2	3%
Other operating income, net	(6.5)	(0.3)	(6.2)	NM
INCOME FROM OPERATIONS	80.1	69.7	10.4	15%
OTHER (INCOME) EXPENSES:
Floor plan interest expense	4.9	4.1	0.8	20%
Other interest expense, net	13.1	12.5	0.6	5%
Swap interest expense	0.7	1.0	(0.3)	(30)%
Gain on divestitures	(45.5)	(13.5)	(32.0)	NM
Total other (income) expenses, net	(26.8)	4.1	(30.9)	NM
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	106.9	65.6	41.3	63%
Income tax expense	39.8	24.4	15.4	63%
INCOME FROM CONTINUING OPERATIONS	67.1	41.2	25.9	63%
Discontinued operations, net of tax	—	(0.1)	0.1	(100)%
NET INCOME	$67.1	$41.1	$26.0	63%
EARNINGS PER COMMON SHARE:
Basic—
Continuing operations	$3.11	$1.65	$1.46	88%
Discontinued operations	—	—	—	—%
Net income	$3.11	$1.65	$1.46	88%
Diluted—
Continuing operations	$3.08	$1.65	$1.43	87%
Discontinued operations	—	(0.01)	0.01	—%
Net income	$3.08	$1.64	$1.44	88%
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	21.6	24.9	(3.3)	(13)%
Restricted stock	0.1	—	0.1	—%
Performance share units	0.1	0.1	—	—%
Diluted	21.8	25.0	(3.2)	(13)%
______________________________
NM—Not Meaningful

ASBURY AUTOMOTIVE GROUP, INC.
KEY OPERATING HIGHLIGHTS (In millions, except per unit data)
(Unaudited)

	For the Three Months Ended December 31,		Increase (Decrease)	% Change
	2016	2015
Unit sales
New vehicle:
Luxury	6,406	6,809	(403)	(6)%
Import	14,652	14,581	71	—%
Domestic	4,693	4,770	(77)	(2)%
Total new vehicle	25,751	26,160	(409)	(2)%
Used vehicle retail	19,881	19,425	456	2%
Used to new ratio	77.2%	74.3%	290 bps
Average selling price
New vehicle	$36,333	$35,619	$714	2%
Used vehicle retail	21,141	20,988	153	1%
Average gross profit per unit
New vehicle:
Luxury	$3,590	$3,466	$124	4%
Import	1,099	1,228	(129)	(11)%
Domestic	1,769	1,887	(118)	(6)%
Total new vehicle	1,841	1,930	(89)	(5)%
Used vehicle	1,489	1,570	(81)	(5)%
Finance and insurance, net	1,499	1,443	56	4%
Front end yield (1)	3,186	3,220	(34)	(1)%
Gross margin
New vehicle:
Luxury	6.7%	6.7%	—
Import	3.9%	4.5%	(60) bps
Domestic	4.6%	5.1%	(50) bps
Total new vehicle	5.1%	5.4%	(30) bps
Used vehicle retail	7.0%	7.5%	(50) bps
Parts and service	62.7%	61.9%	80 bps
Total gross profit margin	15.9%	15.9%	—
SG&A metrics
Rent expense	$7.0	$7.8	$(0.8)	(10)%
Total SG&A as a percentage of gross profit	69.3%	70.5%	(120) bps
SG&A, excluding rent expense as a percentage of gross profit	66.6%	67.5%	(90) bps
Operating metrics
Income from operations as a percentage of revenue	4.8%	4.2%	60 bps
Income from operations as a percentage of gross profit	30.3%	26.8%	350 bps
Adjusted income from operations as a percentage of revenue	4.4%	4.2%	20 bps
Adjusted income from operations as a percentage of gross profit	28.0%	26.8%	120 bps
Revenue mix
New vehicle	56.1%	56.8%
Used vehicle retail	25.3%	24.9%
Used vehicle wholesale	2.9%	3.0%
Parts and service	11.6%	11.3%
Finance and insurance	4.1%	4.0%
Total revenue	100.0%	100.0%
Gross profit mix
New vehicle	17.9%	19.4%
Used vehicle retail	11.2%	11.7%
Used vehicle wholesale	(0.8)%	(0.4)%
Parts and service	45.8%	44.0%
Finance and insurance	25.9%	25.3%
Total gross profit	100.0%	100.0%
_____________________________

(1)	Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail unit sales.

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS (In millions)
(Unaudited)

	For the Three Months Ended December 31,		Increase (Decrease)	% Change
	2016	2015
Revenue
New vehicle:
Luxury	$336.6	$345.6	$(9.0)	(3)%
Import	403.0	375.0	28.0	7%
Domestic	174.3	165.6	8.7	5%
Total new vehicle	913.9	886.2	27.7	3%
Used Vehicle:
Retail	405.3	379.4	25.9	7%
Wholesale	47.1	47.2	(0.1)	—%
Total used vehicle	452.4	426.6	25.8	6%
Parts and service	187.8	174.0	13.8	8%
Finance and insurance	66.9	61.9	5.0	8%
Total revenue	$1,621.0	$1,548.7	$72.3	5%

Gross profit
New vehicle:
Luxury	$22.5	$22.9	$(0.4)	(2)%
Import	15.6	17.0	(1.4)	(8)%
Domestic	8.0	8.4	(0.4)	(5)%
Total new vehicle	46.1	48.3	(2.2)	(5)%
Used Vehicle:
Retail	28.7	28.5	0.2	1%
Wholesale	(1.7)	(0.8)	(0.9)	NM
Total used vehicle	27.0	27.7	(0.7)	(3)%
Parts and service:
Customer pay	64.8	59.3	5.5	9%
Warranty	19.0	16.9	2.1	12%
Wholesale parts	4.9	4.8	0.1	2%
Parts and service, excluding reconditioning and preparation	88.7	81.0	7.7	10%
Reconditioning and preparation	29.3	27.0	2.3	9%
Total parts and service	118.0	108.0	10.0	9%
Finance and insurance	66.9	61.9	5.0	8%
Total gross profit	$258.0	$245.9	$12.1	5%

SG&A expense	$176.6	$171.8	$4.8	3%
SG&A expense as a percentage of gross profit	68.4%	69.9%	(150) bps
_____________________________
NM—Not Meaningful

Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period.

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS (Continued)
(Unaudited)

	For the Three Months Ended December 31,		Increase (Decrease)	% Change
	2016	2015
Unit sales
New vehicle:
Luxury	6,322	6,664	(342)	(5)%
Import	14,381	13,641	740	5%
Domestic	4,460	4,476	(16)	—%
Total new vehicle	25,163	24,781	382	2%
Used vehicle retail	19,084	17,857	1,227	7%
Used to new ratio	75.8%	72.1%	370 bps

Average selling price
New vehicle	$36,319	$35,761	$558	2%
Used vehicle retail	21,238	21,247	(9)	—%

Average gross profit per unit
New vehicle:
Luxury	$3,559	$3,436	$123	4%
Import	1,085	1,246	(161)	(13)%
Domestic	1,794	1,877	(83)	(4)%
Total new vehicle	1,832	1,949	(117)	(6)%
Used vehicle retail	1,504	1,596	(92)	(6)%
Finance and insurance, net	1,512	1,452	60	4%
Front end yield (1)	3,202	3,253	(51)	(2)%

Gross margin
New vehicle:
Luxury	6.7%	6.6%	10 bps
Import	3.9%	4.5%	(60) bps
Domestic	4.6%	5.1%	(50) bps
Total new vehicle	5.0%	5.5%	(50) bps
Used vehicle retail	7.1%	7.5%	(40) bps
Parts and service:
Parts and service, excluding reconditioning and preparation	47.2%	46.6%	60 bps
Parts and service, including reconditioning and preparation	62.8%	62.1%	70 bps
Total gross profit margin	15.9%	15.9%	—
_____________________________
Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period.

(1)	Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail unit sales.

ASBURY AUTOMOTIVE GROUP, INC.
CONSOLIDATED STATEMENTS OF INCOME (In millions, except per share data)
(Unaudited)

	For the Twelve Months Ended December 31,		Increase (Decrease)	% Change
	2016	2015
REVENUE:
New vehicle	$3,611.9	$3,652.5	$(40.6)	(1)%
Used vehicle:
Retail	1,675.0	1,717.5	(42.5)	(2)%
Wholesale	201.4	214.2	(12.8)	(6)%
Total used vehicle	1,876.4	1,931.7	(55.3)	(3)%
Parts and service	778.5	740.7	37.8	5%
Finance and insurance, net	261.0	263.4	(2.4)	(1)%
TOTAL REVENUE	6,527.8	6,588.3	(60.5)	(1)%
GROSS PROFIT:
New vehicle	187.1	203.0	(15.9)	(8)%
Used vehicle:
Retail	131.0	136.1	(5.1)	(4)%
Wholesale	(3.7)	(4.3)	0.6	14%
Total used vehicle	127.3	131.8	(4.5)	(3)%
Parts and service	483.3	462.6	20.7	4%
Finance and insurance, net	261.0	263.4	(2.4)	(1)%
TOTAL GROSS PROFIT	1,058.7	1,060.8	(2.1)	—%
OPERATING EXPENSES (INCOME):
Selling, general and administrative	732.5	729.9	2.6	—%
Depreciation and amortization	30.7	29.5	1.2	4%
Other operating income, net	(2.3)	(0.2)	(2.1)	NM
INCOME FROM OPERATIONS	297.8	301.6	(3.8)	(1)%
OTHER EXPENSES (INCOME):
Floor plan interest expense	19.3	16.1	3.2	20%
Other interest expense, net	53.1	44.0	9.1	21%
Swap interest expense	3.1	3.0	0.1	3%
Gain on divestitures	(45.5)	(34.9)	(10.6)	(30)%
Total other expenses (income), net	30.0	28.2	1.8	6%
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	267.8	273.4	(5.6)	(2)%
Income tax expense	100.6	104.0	(3.4)	(3)%
INCOME FROM CONTINUING OPERATIONS	167.2	169.4	(2.2)	(1)%
Discontinued operations, net of tax	—	(0.2)	0.2	100%
NET INCOME	$167.2	$169.2	$(2.0)	(1)%
EARNINGS PER COMMON SHARE:
Basic—
Continuing operations	$7.43	$6.44	$0.99	15%
Discontinued operations	—	(0.01)	0.01	—%
Net income	$7.43	$6.43	$1.00	16%
Diluted—
Continuing operations	$7.40	$6.42	$0.98	15%
Discontinued operations	—	(0.01)	0.01	100%
Net income	$7.40	$6.41	$0.99	15%
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	22.5	26.3	(3.8)	(14)%
Restricted stock	—	—	—	—%
Performance share units	0.1	0.1	—	—%
Diluted	22.6	26.4	(3.8)	(14)%
______________________________
NM—Not Meaningful

ASBURY AUTOMOTIVE GROUP, INC.
KEY OPERATING HIGHLIGHTS (In millions, except per unit data)
(Unaudited)

	For the Twelve Months Ended December 31,		Increase (Decrease)	% Change
	2016	2015
Unit sales
New vehicle:
Luxury	23,875	25,441	(1,566)	(6)%
Import	58,466	61,633	(3,167)	(5)%
Domestic	20,019	18,907	1,112	6%
Total new vehicle	102,360	105,981	(3,621)	(3)%
Used vehicle retail	79,259	82,589	(3,330)	(4)%
Used to new ratio	77.4%	77.9%	(50) bps
Average selling price
New vehicle	$35,286	$34,464	$822	2%
Used vehicle retail	21,133	20,796	337	2%
Average gross profit per unit
New vehicle:
Luxury	$3,535	$3,428	$107	3%
Import	1,178	1,254	(76)	(6)%
Domestic	1,688	2,036	(348)	(17)%
Total new vehicle	1,828	1,915	(87)	(5)%
Used vehicle	1,653	1,648	5	—%
Finance and insurance, net	1,437	1,397	40	3%
Front end yield (1)	3,189	3,195	(6)	—%
Gross margin
New vehicle:
Luxury	6.7%	6.7%	—
Import	4.3%	4.6%	(30) bps
Domestic	4.6%	5.6%	(100) bps
Total new vehicle	5.2%	5.6%	(40) bps
Used vehicle retail	7.8%	7.9%	(10) bps
Parts and service	62.1%	62.5%	(40) bps
Total gross profit margin	16.2%	16.1%	10 bps
SG&A metrics
Rent expense	$29.9	$31.3	$(1.4)	(4)%
Total SG&A as a percentage of gross profit	69.2%	68.8%	40 bps
SG&A, excluding rent expense as a percentage of gross profit	66.4%	65.9%	50 bps
Operating metrics
Income from operations as a percentage of revenue	4.6%	4.6%	—
Income from operations as a percentage of gross profit	28.1%	28.4%	(30) bps
Adjusted income from operations as a percentage of revenue	4.5%	4.6%	(10) bps
Adjusted income from operations as a percentage of gross profit	28.0%	28.4%	(40) bps
Revenue mix
New vehicle	55.3%	55.4%
Used vehicle retail	25.7%	26.1%
Used vehicle wholesale	3.1%	3.3%
Parts and service	11.9%	11.2%
Finance and insurance	4.0%	4.0%
Total revenue	100.0%	100.0%
Gross profit mix
New vehicle	17.7%	19.1%
Used vehicle retail	12.3%	12.9%
Used vehicle wholesale	(0.3)%	(0.4)%
Parts and service	45.6%	43.6%
Finance and insurance	24.7%	24.8%
Total gross profit	100.0%	100.0%
_____________________________

(1)	Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail unit sales.

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS (In millions)
(Unaudited)

	For the Twelve Months Ended December 31,		Increase (Decrease)	% Change
	2016	2015
Revenue
New vehicle:
Luxury	$1,226.5	$1,253.5	$(27.0)	(2)%
Import	1,544.6	1,514.4	30.2	2%
Domestic	667.8	639.7	28.1	4%
Total new vehicle	3,438.9	3,407.6	31.3	1%
Used Vehicle:
Retail	1,578.0	1,561.3	16.7	1%
Wholesale	191.9	198.2	(6.3)	(3)%
Total used vehicle	1,769.9	1,759.5	10.4	1%
Parts and service	736.1	683.4	52.7	8%
Finance and insurance	247.6	243.3	4.3	2%
Total revenue	$6,192.5	$6,093.8	$98.7	2%

Gross profit
New vehicle:
Luxury	$82.4	$83.7	$(1.3)	(2)%
Import	66.4	71.2	(4.8)	(7)%
Domestic	29.8	36.0	(6.2)	(17)%
Total new vehicle	178.6	190.9	(12.3)	(6)%
Used Vehicle:
Retail	123.6	125.1	(1.5)	(1)%
Wholesale	(3.2)	(3.1)	(0.1)	(3)%
Total used vehicle	120.4	122.0	(1.6)	(1)%
Parts and service:
Customer pay	255.1	234.6	20.5	9%
Warranty	70.3	65.4	4.9	7%
Wholesale parts	19.2	18.9	0.3	2%
Parts and service, excluding reconditioning and preparation	344.6	318.9	25.7	8%
Reconditioning and preparation	114.3	109.4	4.9	4%
Total parts and service	458.9	428.3	30.6	7%
Finance and insurance	247.6	243.3	4.3	2%
Total gross profit	$1,005.5	$984.5	$21.0	2%

SG&A expense	$693.4	$672.9	$20.5	3%
SG&A expense as a percentage of gross profit	69.0%	68.3%	70 bps
_____________________________
Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period.

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS (Continued)
(Unaudited)

	For the Twelve Months Ended December 31,		Increase (Decrease)	% Change
	2016	2015
Unit sales
New vehicle:
Luxury	23,424	24,539	(1,115)	(5)%
Import	55,960	56,224	(264)	—%
Domestic	17,804	17,669	135	1%
Total new vehicle	97,188	98,432	(1,244)	(1)%
Used vehicle retail	74,027	74,312	(285)	—%
Used to new ratio	76.2%	75.5%	70 bps

Average selling price
New vehicle	$35,384	$34,619	$765	2%
Used vehicle retail	21,317	21,010	307	1%

Average gross profit per unit
New vehicle:
Luxury	$3,518	$3,411	$107	3%
Import	1,187	1,266	(79)	(6)%
Domestic	1,674	2,037	(363)	(18)%
Total new vehicle	1,838	1,939	(101)	(5)%
Used vehicle retail	1,670	1,683	(13)	(1)%
Finance and insurance, net	1,446	1,408	38	3%
Front end yield (1)	3,211	3,238	(27)	(1)%

Gross margin
New vehicle:
Luxury	6.7%	6.7%	—
Import	4.3%	4.7%	(40) bps
Domestic	4.5%	5.6%	(110) bps
Total new vehicle	5.2%	5.6%	(40) bps
Used vehicle retail	7.8%	8.0%	(20) bps
Parts and service:
Parts and service, excluding reconditioning and preparation	46.8%	46.7%	10 bps
Parts and service, including reconditioning and preparation	62.3%	62.7%	(40) bps
Total gross profit margin	16.2%	16.2%	—
_____________________________
Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period.

(1)	Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail unit sales.

ASBURY AUTOMOTIVE GROUP, INC.
Additional Disclosures (In millions)
(Unaudited)

	December 31, 2016	December 31, 2015	Increase (Decrease)	% Change
SELECTED BALANCE SHEET DATA
Cash and cash equivalents	$3.4	$2.8	$0.6	21%
New vehicle inventory	720.6	739.2	(18.6)	(3)%
Used vehicle inventory	132.7	134.1	(1.4)	(1)%
Parts inventory	41.6	43.9	(2.3)	(5)%
Total current assets	1,332.4	1,331.2	1.2	—%
Floor plan notes payable	781.8	712.2	69.6	10%
Total current liabilities	1,104.3	1,007.8	96.5	10%

CAPITALIZATION:
Long-term debt (including current portion)	$926.7	$954.3	$(27.6)	(3)%
Shareholders' equity	279.7	314.5	(34.8)	(11)%
Total	$1,206.4	$1,268.8	$(62.4)	(5)%

	December 31, 2016	December 31, 2015
DAYS SUPPLY
New vehicle inventory	61	62
Used vehicle inventory	30	30
_____________________________
Days supply of inventory is calculated based on new and used inventory levels at the end of each reporting period and a 30-day historical cost of sales.

Brand Mix - New Vehicle Revenue by Brand-

	For the Year Ended December 31,
	2016	2015
Luxury:
Mercedes-Benz	7%	7%
Lexus	7%	7%
BMW	6%	8%
Acura	4%	5%
Infiniti	3%	3%
Other luxury	7%	6%
Total luxury	34%	36%
Imports:
Honda	17%	16%
Toyota	12%	12%
Nissan	11%	12%
Other imports	5%	6%
Total imports	45%	46%
Domestic:
Ford	13%	11%
Dodge	3%	2%
Chevrolet	3%	3%
Other domestics	2%	2%
Total domestic	21%	18%
Total New Vehicle Revenue	100%	100%

ASBURY AUTOMOTIVE GROUP INC.
Supplemental Disclosures
(Unaudited)

Non-GAAP Financial Disclosure and Reconciliation

In addition to evaluating the financial condition and results of our operations in accordance with GAAP, from time to time management evaluates and analyzes results and any impact on the Company of strategic decisions and actions relating to, among other things, cost reduction, growth, and profitability improvement initiatives, and other events outside of normal, or "core," business and operations, by considering certain alternative financial measures not prepared in accordance with GAAP. These measures include "Adjusted leverage ratio," "Adjusted income from operations," "Adjusted income from continuing operations," and "Adjusted diluted earnings per share ("EPS") from continuing operations." Further, management assesses the organic growth of our revenue and gross profit on a same store basis. We believe that our assessment on a same store basis represents an important indicator of comparative financial performance and provides relevant information to assess our performance at our existing locations. Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period. Non-GAAP measures do not have definitions under GAAP and may be defined differently by and not be comparable to similarly titled measures used by other companies. As a result, any non-GAAP financial measures considered and evaluated by management are reviewed in conjunction with a review of the most directly comparable measures calculated in accordance with GAAP. Management cautions investors not to place undue reliance on such non-GAAP measures, but also to consider them with the most directly comparable GAAP measures. In their evaluation of results from time to time, management excludes items that do not arise directly from core operations, or are otherwise of an unusual or non-recurring nature. Because these non-core, unusual or non-recurring charges and gains materially affect Asbury's financial condition or results in the specific period in which they are recognized, management also evaluates, and makes resource allocation and performance evaluation decisions based on, the related non-GAAP measures excluding such items. In addition to using such non-GAAP measures to evaluate results in a specific period, management believes that such measures may provide more complete and consistent comparisons of operational performance on a period-over-period historical basis and a better indication of expected future trends. Management discloses these non-GAAP measures, and the related reconciliations, because it believes investors use these metrics in evaluating longer-term period-over-period performance, and to allow investors to better understand and evaluate the information used by management to assess operating performance.

The following tables provide reconciliations for our non-GAAP metrics:

	For the Twelve Months Ended
	December 31, 2016	September 30, 2016
	(Dollars in millions)
Adjusted leverage ratio:
Long-term debt (including current portion)	$926.7	$930.2

Calculation of earnings before interest, taxes, depreciation and amortization ("EBITDA"):
Income from continuing operations	$167.2	$141.3

Add:
Depreciation and amortization	30.7	30.5
Income tax expense	100.6	85.1
Swap and other interest expense	56.2	56.0
Earnings before interest, taxes, depreciation and amortization ("EBITDA")	$354.7	$312.9

Non-core items - (income) expense:
Real estate-related charges	$5.7	$5.2
Legal settlements	(6.6)	—
Gain on divestitures	(45.5)	(13.5)
Total non-core items	(46.4)	(8.3)

Adjusted EBITDA	$308.3	$304.6

Adjusted leverage ratio	3.0	3.1

	For the Three Months Ended December 31,
	2016	2015
	(In millions, except per share data)
Adjusted income from operations:
Income from operations	$80.1	$69.7
Real estate-related charges	0.5	—
Legal settlements	(6.6)	—
Adjusted income from operations	$74.0	$69.7

Adjusted income from continuing operations:
Income from continuing operations	$67.1	$41.2

Non-core items - (income) expense:
Real estate-related charges	0.5	—
Legal settlements	(6.6)	—
Gain on divestitures	(45.5)	(13.5)
Income tax expense on non-core items above	19.4	5.1
Income tax benefit	(0.9)	—
Total non-core items	(33.1)	(8.4)
Adjusted income from continuing operations	$34.0	$32.8

Adjusted diluted earnings per share (EPS) from continuing operations:
Net income	$3.08	$1.64
Discontinued operations, net of tax	—	0.01
Income from continuing operations	$3.08	$1.65

Total non-core items	(1.52)	(0.34)
Adjusted diluted EPS from continuing operations	$1.56	$1.31

Weighted average common shares outstanding - diluted	21.8	25.0

	For the Twelve Months Ended December 31,
	2016	2015
	(In millions, except per share data)
Adjusted income from operations:
Income from operations	$297.8	$301.6
Real estate-related charges	5.7	—
Legal settlements	(6.6)	—
Adjusted income from operations	$296.9	$301.6

Adjusted income from continuing operations:
Income from continuing operations	$167.2	$169.4

Non-core items - (income) expense:
Real estate-related charges	5.7	—
Legal settlements	(6.6)	—
Gain on divestitures	(45.5)	(34.9)
Income tax expense on non-core items above	17.4	13.3
Income tax benefit	(0.9)	(0.8)
Total non-core items	(29.9)	(22.4)
Adjusted income from continuing operations	$137.3	$147.0

Adjusted diluted earnings per share (EPS) from continuing operations:
Net income	$7.40	$6.41
Discontinued operations, net of tax	—	0.01
Income from continuing operations	$7.40	$6.42

Total non-core items	(1.32)	(0.85)
Adjusted diluted EPS from continuing operations	$6.08	$5.57

Weighted average common shares outstanding - diluted	22.6	26.4